                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 2, 1997



                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                   0-18525                52-1616016
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      (STATE OR OTHER           (COMMISSION FILE          (IRS EMPLOYER
       JURISDICTION OF           NUMBER)                IDENTIFICATION NO.)
       INCORPORATION)




     533 SOUTH FREMONT AVENUE - LOS ANGELES, CALIFORNIA              90071
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (213) 613-3123
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS.

     On September 2, 1997, CB Commercial Real Estate Services Group, Inc. issued a press release announcing that it completed the previously announced acquisition and merger transaction with Koll Real Estate Services. The Company also announced the completion of its $300 million, five-year revolving credit facility. The press release is filed as an exhibit hereto.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following is furnished as an exhibit to this report:

     99 Press release dated September 2, 1997 issued by CB Commercial Real Estate Services Group, Inc.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                              CB COMMERCIAL REAL ESTATE SERVICES
                              GROUP, INC.



Date: September 2, 1997         By:/s/ Walter V. Stafford
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                                       Walter V. Stafford
                                       Senior Executive Vice President